Subsequent Events	12 Months Ended
Dec. 31, 2022
Subsequent Event [Line Items]
SUBSEQUENT EVENTS

NOTE 10 - SUBSEQUENT EVENTS:

a.	Regarding a new facility lease agreement of the company commenced from 1, 2023, see note 4c.

b.	Further to note 1d, effective after the closing of trading on December 14, 2022 (the 90th calendar day immediately following the issuance date of the warrants), the IPO warrants’ exercise price was adjusted pursuant to their terms to $2.00. Following the Exercise Price Adjustment, on February 16, 2023, the Company issued an aggregate of 169,125 Ordinary Shares to the April 2021 investors as a result of the IPO. The April 2021 investors may be entitled to receive additional Ordinary Shares and additional shares underlying the warrants they hold to the extent the Company engages in future dilutive issuances.

c.	During |January 2023 the IIA has approved a program to finance further development of the Company’s manufacturing process of its wearable neural interface in Israel (see also note 4a). The approved program is in amount of approximately $900 thousand (NIS 3.1 million), of which the IIA will finance 60%.

d.	On March 21, 2023, the Company’s Board of Directors approved the grant of additional options to purchase up to 35,000 Ordinary Shares to certain new employees, with an exercise price of $0.68 per share. The options will expire at the earlier of (i) ten years from the date of grant or (ii) 90 days following a termination of employment. The fair value of each option as of the grant date, was $0.26, determined using the Black-Scholes option pricing model and the total expenses of $8 thousand will be expensed over the option vesting periods of three years.